UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 1, 2011
(Date of earliest event reported)

Glu Mobile Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33368	91-2143667
(Commission File Number)	(IRS Employer Identification No.)

45 Fremont Street, Suite 2800
San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 800-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 2, 2011, Glu Mobile Inc. (the “Company”) and its subsidiary, Glu Games Inc. entered into Amendment No. 4 to Amended and Restated Loan and Security Agreement (the “Fourth Amendment”) with Silicon Valley Bank (“SVB”). The Fourth Amendment amends the Amended and Restated Loan and Security Agreement dated as of December 29, 2008 (the “Loan Agreement”), and provides the Company with a limited waiver with respect to a financial covenant contained in the Loan Agreement, as follows:
●	The Fourth Amendment waives the Company’s default under the Loan Agreement with respect to the Company’s failure to maintain the minimum level of earnings before interest, taxes, depreciation and amortization (“EBITDA”) specified in the Loan Agreement for the period beginning October 1, 2010 and ending December 31, 2010.

●	The Fourth Amendment removes the EBITDA financial covenant from the Loan Agreement in its entirety.

●	The Fourth Amendment replaces the EBITDA financial covenant with a net cash covenant, which requires the Company to maintain at least $10 million in unrestricted cash at SVB or an SVB affiliate, net of any indebtedness that the Company owes to SVB under the Loan Agreement.
Other than as described above, there were no other material amendments made to the Loan Agreement.

The foregoing description of the Fourth Amendment is qualified in its entirety by the Fourth Amendment, a copy of which is filed as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 2.02 Results of Operations and Financial Condition.

On February 7, 2011, the Company issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2010. A copy of the press release is attached as Exhibit 99.02 to this Current Report on Form 8-K. In addition, on February 7, 2011, the Company made available on its corporate website at www.glu.com/investors supplemental slides that were referenced during the Company’s earnings call to discuss its financial results for the fourth quarter and year ended December 31, 2010. A copy of such supplemental slides is attached as Exhibit 99.03 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibits 99.02 and 99.03 to this Current Report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibits 99.02 and 99.03 shall not be incorporated by reference into any registration statement or other document filed by the Company with the Securities and Exchange Commission, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing (or any reference to this Current Report generally), except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2011, the Compensation Committee (the “Committee”) of the Company’s Board of Directors approved the Glu Mobile Inc. 2011 Executive Bonus Plan (the “Bonus Plan”), in which each of the Company’s executive officers is eligible to participate. The material terms of the Bonus Plan are as follows:

●	Bonuses are earned and paid on an annual basis, and the executive officer must be employed with the Company both prior to October 1, 2011 and when the bonus is paid in order to be eligible to receive a bonus.

●	Target bonus levels are a fixed percentage of the executive officer’s annual base salary at the time the bonus is awarded. However, if an executive’s bonus level percentage is changed on or after July 1, 2011, then a weighted average calculation based on when such change occurred will be utilized to calculate such executive’s bonus level percentage.

●	Any newly hired executive officer will become eligible to participate in the bonus plan beginning on the first day of the following quarter (i.e., an executive officer who is hired on April 8, 2011 will be eligible to participate in the bonus plan beginning on July 1, 2011), with such executive officer’s bonus payment pro rated based on the date he becomes eligible to participate in the bonus plan

●	For Niccolo M. de Masi, the Company’s President and Chief Executive Officer, and Eric R. Ludwig, the Company’s Senior Vice President, Chief Financial Officer and Chief Administrative Officer, the total bonus is composed of three parts:
1.	20% of the bonus is awarded based on the Company achieving the Building Customer Base goal;

2.	60% of the bonus is awarded based on the Company achieving the Smartphone Business goal; and

3.	20% of the bonus is awarded based on the Company achieving the Net Cash goal.
●	For Kal Iyer, the Company’s Senior Vice President, Research and Development, and Giancarlo Mori, the Company’s Chief Creative Officer, the total bonus is composed of two parts:
1.	30% of the bonus is awarded based on the Company achieving the Building Customer Base goal; and

2.	70% of the bonus is awarded based on the Company achieving the Smartphone Business goal.
●	The Building Customer Base and Smartphone Business goals for each of the Company’s executive officers are identical.

●	There are additive compensation components that provide for additional payout on a straight-line basis based on over-achievement in the Building Customer Base and Smartphone Business goals. However, in no event may an executive officer receive a bonus that exceeds 150% of his target bonus amount, regardless of the extent to which the Company exceeds the Building Customer Base and Smartphone Business goals.

The Committee also established the target bonuses under the Bonus Plan for the Company’s executive officers as follows:

Executive Officer	2010 Target Percentage	2011 Target Percentage	2011 Salary	2011 Target Bonus
Niccolo M. de Masi	80%	80%	$350,000	$280,000
Eric R. Ludwig	60%	60%	$275,000	$165,000
Kal Iyer	40%	40%	$240,000	$ 96,000
Giancarlo Mori	30%	30%	$220,000	$ 66,000

The foregoing description of the Bonus Plan is qualified in its entirety by reference to the actual terms of the Bonus Plan. The Bonus Plan is filed as Exhibit 99.04 to this report and is incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
99.01	Amendment No. 4 and Limited Waiver to Amended and Restated Loan and Security Agreement, dated as of February 2, 2011, by and among Glu Mobile Inc., Glu Games Inc. and Silicon Valley Bank.

99.02	Press Release issued by Glu Mobile Inc., dated February 7, 2011.

99.03	Supplemental slides made available by Glu Mobile Inc. on its corporate website on February 7, 2011.

99.04	Glu Mobile Inc. 2011 Executive Bonus Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

Date:	February 7, 2011	By:	/s/ Eric R. Ludwig
		Name:	Eric R. Ludwig
		Title:	Senior Vice President, Chief Administrative Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.01	Amendment No. 4 and Limited Waiver to Amended and Restated Loan and Security Agreement, dated as of February 2, 2011, by and among Glu Mobile Inc., Glu Games Inc. and Silicon Valley Bank.
99.02	Press Release issued by Glu Mobile Inc., dated February 7, 2011.
99.03	Supplemental slides made available by Glu Mobile Inc. on its corporate website on February 7, 2011.
99.04	Glu Mobile Inc. 2011 Executive Bonus Plan.

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